Exhibit 99.3

CONSENT, WAIVER AND AMENDMENT AGREEMENT
May 2008 and July 2008 Debentures

This CONSENT, WAIVER AND AMENDMENT AGREEMENT (the “Agreement”) is made as of September __, 2008, by and among QPC Lasers, Inc., a Nevada corporation (the “Company”), the undersigned holders (collectively, the “Creditors”) of the Company’s 10% Discount Secured Convertible Debentures due May 15, 2011 ( the “May 2011 Debentures”) and July 8, 2011 (the “July 2011 Debentures” and, together with the May 2011 Debentures, the “Debentures”).

RECITALS

WHEREAS, the Company is seeking to raise additional capital through the offer and sale of units of its common stock and common stock purchase warrants in the an aggregate principal amount of up to $7.5 million on substantially the terms set forth in the term sheet attached hereto as Exhibit A (the “Financing”).

WHEREAS, in connection with the Financing, the parties hereto desire to enter into this Agreement to amend and waive certain provisions of the Debentures and the Securities Purchase Agreement, dated as of July 8, 2008, relating to the sale and issuance of the July 2011 Debentures (the “Purchase Agreement”).

WHEREAS, pursuant to Section 9(e) of the Debentures, the provisions of the Debentures may be amended or waived by a written instrument signed by the Company and holders of 67% in principal amount of the then outstanding Debentures (subject to certain exceptions not relevant hereto).

WHEREAS, pursuant to Section 5.5 of the Purchase Agreement, the provisions of the Purchase Agreement may be amended or waived by a written instrument signed by the Company and holders of 67% in interest of the securities issued pursuant to the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Incorporation of Recitals; Definitions; Effective Date.

1.1 Recitals. The Recitals are incorporated herein by reference.

Exhibit 99.3

1.2 Definitions. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them as set forth in the Debentures or the Purchase Agreement, as the case may be.

1.3 Effective Date. Sections 3 and 4 of this Agreement shall become effective only if holders holding at least 67% of the outstanding principal amount of the Debentures have executed and delivered this Agreement to the Company. Section 2 of this Agreement shall become effective only if holders of at least 67% of the outstanding principal amount of the July 2011 Debentures have executed and delivered this Agreement to the Company. The “Effective Date” with respect to Sections 2, 3 and 4 shall mean the date in which the relevant condition set forth above is satisfied.

2. Consent and Waivers for the Financing.

2.1 Consent. Each holder of a July 2011 Debenture hereby consents to the Financing, it being understood that the numbers of shares of common stock and common stock warrants that make up a unit, the purchase price of a unit and the exercise price of the warrants being offered for sale pursuant to the term sheet attached hereto as Exhibit A may be subject to change. Notwithstanding such changes, upon the Effective Date, this Agreement, including without limitations the consent granted hereby, shall remain in full force and effect so long as the number of shares of common stock that makes up a seventy-five thousand dollar unit is within the range of 500,000 to 750,000 shares and the number of common stock warrants that makes up a unit is within the range of 750,000 to 1,875,000 warrant shares.

2.2 Waivers to Purchase Agreement Provisions. Solely in connection with the Financing, each holder of July 2011 Debentures hereby waives the restrictions set forth in Section 4.13(a) of the Purchase Agreement relating to subsequent equity sales.

3. Waiver of Optional Redemption Rights. The Creditors hereby agree to waive, solely with respect to the Financing, the application of the optional redemption rights set forth in Section 6(b) of the Debentures. The parties hereby agree that, upon the Effective Date with respect to Section 3, no holder of Debentures shall have any optional redemption rights as a result of the Financing.

4. Waivers to Debenture Provisions. Solely in connection with the Financing, the undersigned hereby waives (i) any adjustments to the Conversion Price pursuant to any provisions of Section 5(b) of the Debentures; and (ii) any and all Events of Default under Section 8 of the Debentures.

5. Interest Payment Deferral. From and after the Effective Date with respect to Section 2 hereof, the undersigned hereby agrees to a deferral of the cash payment of interest due under the Debentures by fifty percent (50%) beginning on the first month following the Effective Date with respect to Section 2 hereof and continuing until the Maturity Date (the “Deferral Period”). The undersigned agrees and acknowledges that, during the Deferral Period, the Debentures held by the undersigned shall continue to accrue interest at a rate of ten percent (10%) per annum, except that the Company shall only be obligated to pay out fifty percent (50%) of the accrued interest in cash on a monthly basis in arrears during the Deferral Period. The remaining fifty percent (50%) of the interest being deferred under each Debenture during the Deferral Period (the “Deferred Interest”) shall be added to the principal amount due under such Debenture. The Deferred Interest shall be deemed payable as additional principal amount due on the Maturity Date (as extended hereby). The undersigned hereby acknowledges and agrees that, so long as the Company complies with its obligations hereunder, the payment of interest in the manner set forth in this Section 5 during the Deferral Period shall not constitute an Event of Default with respect to the Debentures held by the undersigned.

Exhibit 99.3

6. Consideration for Deferral of Interest. In consideration of the Creditors’ agreements to defer interest on the Debentures on the terms set forth herein, upon the Effective Date with respect to Section 2 hereof, the Company hereby agrees to issue to each holder of Debentures a number of duly and validly issued, fully paid and non-assessable shares of common stock equal to four (4) shares for each dollar ($1.00) of Deferred Interest. Upon the Effective Date with respect to Section 2 hereof, the undersigned hereby consents to the issuance of the common stock under this Section 6 and, to the extent applicable, agrees to waive for all holders any anti-dilution adjustments or defaults that could otherwise occur under the Debentures solely as a result of such issuance.

7. Representations and Warranties.

7.1 Duly Authorized Shares. The Company hereby represents and warrants to each Creditor that the shares of common stock issuable under Section 6 above (the “Securities”) have been duly authorized for issuance and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

7.2 Accredited Investor Status; Restrictive Legend. Each Creditor hereby confirms its status as either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Each Creditor hereby acknowledges and agrees that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Creditor’s right to sell the Securities in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Each Creditor hereby agrees to the imprinting of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Exhibit 99.3

8. Miscellaneous.

8.1 Effect of Agreement. Except as set forth expressly herein, all terms of the Purchase Agreements and the Debentures shall be and remain in full force and effect.

8.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.3 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8.4 Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

8.5 Entire Agreement. This Agreement reflect the entire agreement between the parties hereto with respect to the matters set forth herein and therein and supersede any prior agreements, commitments, drafts, communication, discussions and understandings, oral or written, with respect thereto.

8.6 Further Assurances. Each party to this Agreement agrees to execute further instruments as may be necessary or desirable to carry out this Agreement.

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Exhibit 99.3

[SIGNATURE PAGE TO QPC WAIVER AGREEMENT]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the day and year set forth below.

COMPANY:

QPC LASERS, INC.

_________________________
By:
Title:

Signature Date:

Address for Notice:

[SIGNATURE PAGES CONTINUE]

Exhibit 99.3

[SIGNATURE PAGE TO QPC
WAIVER AGREEMENT]

MAY 2008 CREDITORS:

Print Name:

By:
Name:
Title:

Signature Date:

Address for Notice:

[SIGNATURE PAGES CONTINUE]

Exhibit 99.3

[SIGNATURE PAGE TO QPC
WAIVER AGREEMENT]

JULY 2008 CREDITORS:

Print Name:

By:
Name:
Title:

Signature Date:

Address for Notice: